Exhibit 10.6



                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT ("AGREEMENT") dated July 2, 2003, is made and entered into on the terms and conditions hereinafter set forth, by and between GUIDELINE RESEARCH CORP., a New York corporation ("GRC"), TABLINE DATA SERVICES, INC., a New York corporation ("TDS"), GUIDELINE/CHICAGO, INC., an Illinois corporation ("GCI"), ADVANCED ANALYTICS, INC., a New York corporation ("AAI"), GUIDELINE CONSULTING CORP., a New York corporation ("GCC"; GRC, TDS, GCI and AAI are sometimes collectively referred to herein as the "ORIGINAL GUARANTORS"), and TTECH ACQUISITION CORP., a Delaware corporation ("TTC"; the Original Guarantors and TTC are sometimes collectively referred to herein as the "GUARANTORS"), and PETRA MEZZANINE FUND, L.P., a Delaware limited partnership ("LENDER").

                                    RECITALS:

         1. The Original Guarantors and Lender entered into that certain Security Agreement dated April 1, 2003 (the "ORIGINAL SECURITY AGREEMENT") to secure their obligations pursuant to that certain Guaranty Agreement dated April 1, 2003, by and among the Original Guarantors and Lender (the "ORIGINAL GUARANTY"), and the obligations of FIND/SVP, Inc., a New York corporation ("BORROWER"), pursuant to that certain Loan Agreement dated April 1, 2003, by and between Borrower and Lender (the "ORIGINAL LOAN AGREEMENT"), pursuant to which Lender has made a loan to Borrower in the original principal amount of $3,000,000 (the "ORIGINAL LOAN").

         2. Pursuant to the request of Borrower, Borrower and Lender have entered into that certain Amended and Restated Loan Agreement of even date herewith (together with any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof, herein referred to as the "LOAN AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement), pursuant to which Lender has agreed to make an additional loan to Borrower in the original principal amount of $500,000 (the "ADDITIONAL LOAN"; the Original Loan and the Additional Loan are hereinafter referred to individually and collectively as the "LOAN").

         3. The Original Loan is evidenced by that certain Promissory Note dated April 1, 2003 in the amount of $3,000,000, made and executed by Borrower, payable to the order of Lender (the "ORIGINAL NOTE"), and the Additional Loan is evidenced by that certain Promissory Note of even date with the Loan Agreement in the amount of $500,000 (the "ADDITIONAL NOTE"; the Original Note and the Additional Note are sometimes hereinafter individually and collectively, together with any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof, referred to as the "NOTE").

         4. As a condition to the making of the Additional Loan, Lender has required that TTC, a Subsidiary of Borrower, and the Original Guarantors enter into that certain Amended and Restated Guaranty Agreement of even date herewith (the "GUARANTY") and grant to Lender a

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security interest in certain collateral more particularly described below, which
Guarantors have agreed to do as hereinafter set forth.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. Guarantors hereby grant to Lender a security interest in the following described property and any and all proceeds and products thereof and accessions thereto (collectively the "COLLATERAL"):

                  (a) EQUIPMENT. All equipment of Guarantors of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;

                  (b) INVENTORY, ACCOUNTS, CONTRACT RIGHTS, CHATTEL PAPER AND GENERAL INTANGIBLES. All of Guarantors' inventory, whether held for lease or sale, or furnished or to be furnished under contracts of service, and any agreements for lease of same and rentals therefrom, and all of Guarantors' accounts, accounts receivable, contract rights, chattel paper and general intangibles, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located;

                  (c) INVESTMENT PROPERTY. All of Guarantors' investment property, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located;

                  (d) TRADEMARKS, ETC. All trademarks and service marks now held or hereafter acquired by Guarantors, both those that are registered with the United States Patent and Trademark Office and any unregistered marks used by Guarantors in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Guarantors symbolized by such marks;

                  (e) COPYRIGHTS. All copyrights now held or hereafter acquired by Guarantors and any applications for U.S. copyrights hereafter made by Guarantors; and

                  (f) PROPRIETARY INFORMATION, COMPUTER DATA, ETC. All proprietary information and trade secrets of Guarantors with respect to Guarantors' business and all of Guarantors' computer programs and the information contained therein and all intellectual property rights with respect thereto.

         2. SECURED INDEBTEDNESS. This Agreement secures the full and prompt payment and performance of (a) the indebtedness and other obligations of Borrower and Guarantors to Lender


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

pursuant to the Loan Agreement, the Note and the other Loan Documents, (b) the obligations of Guarantors pursuant to the Guaranty, (c) any and all other indebtedness and other obligations of Borrower or Guarantors to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtedness incurred pursuant to any present or future commitment of Lender to Borrower or Guarantors, and (d) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

         3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GUARANTORS. Guarantors represent, warrant and agree as follows:

                  (a) The location of Guarantors' chief executive offices and other places of business, and the locations of all tangible Collateral and of all records concerning the Collateral, are identified on attached SCHEDULE 3(a). Except as set forth on SCHEDULE 3(a), during the five (5) years preceding the date of this Agreement, Guarantors have not had any other place of business or location of assets. Guarantors will promptly notify Lender, in writing, of any new place or places of business and of any change in the location of the Collateral or any records pertaining thereto.

                  (b) Guarantors are the owners of the Collateral free and clear of any Liens other than Permitted Liens. Guarantors will defend the Collateral against the claims and demands of all persons other than those in respect of Permitted Liens.

                  (c) Guarantors will at all times keep the Collateral insured against all reasonably insurable hazards in amounts equal to the full insurable value of the Collateral. Such insurance shall be in such companies as are reasonably acceptable to Lender, with provisions reasonably satisfactory to Lender for payment of all losses thereunder to Lender as its interests appear. If required by Lender, Guarantors shall deposit the policies (or duplicate originals of such policies) with Lender. Any money received by Lender under said policies may be applied to the payment of any indebtedness or obligation secured hereby, if then due and payable; or at Lender's option may be delivered by Lender to Guarantors for the purpose of repairing or restoring the Collateral. Upon an Event of Default, Guarantors shall assign to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, shall direct any insurer to pay all proceeds directly to Lender, and shall appoint Lender Guarantors' attorney in fact to endorse any draft or check made payable to Guarantors in order to collect the benefits of such insurance. If Guarantors fail to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Guarantors' expense and add the cost thereof to the other amounts secured hereby.

                  (d) Guarantors shall, and shall cause each of their Subsidiaries to, at their sole cost and expense, execute and deliver to Lender all such further documents, instruments and agreements and perform all such other acts that reasonably may be required in the opinion of Lender to enable Lender to exercise and enforce its rights as the secured party


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

under this Agreement and the other Security Documents and to carry out the provisions or effectuate the purposes of this Agreement and the other Security Documents. To the extent permitted by applicable law, Guarantors hereby authorize Lender to file financing statements and continuation statements with respect to the security interests granted or assigned under this Agreement and the other Security Documents, to execute such financing statements and continuation statements on behalf of the Guarantors and their Subsidiaries and to do all other things it deems appropriate to perfect and continue perfection of the security interests created hereby and to protect the Collateral. Lender shall furnish to Guarantors copies of all such financing statements and continuation statements filed by Lender pursuant to this SUBSECTION 3(d).

         4. SPECIAL AGREEMENTS WITH RESPECT TO TANGIBLE COLLATERAL. Guarantors additionally agree and warrant as follows:

                  (a) Guarantors will not permit any of the Collateral to be removed from the location(s) specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender, and will permit Lender to inspect the Collateral at any time which, in the absence of a Default or an Event of Default, shall be during normal business hours upon reasonable prior written notice.

                  (b) If any of the Collateral is equipment or goods of a type normally used in more than one jurisdiction (regardless of whether actually so used), Guarantors will contemporaneously with the execution and delivery of this Agreement furnish to Lender a list of the jurisdictions wherein such equipment or goods are or will be used, and hereafter will notify Lender promptly in writing (1) of any other jurisdictions in which such equipment or goods are so used, and (2) of any change in the location of Guarantors' chief executive offices.

                  (c) Except as permitted by the Loan Agreement, Guarantors will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender.

                  (d) Guarantors will keep the Collateral in good condition and repair (reasonable wear and tear excepted) and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral in any material respect. If Guarantors fail to pay such sums, Lender may do so for Guarantors' account and add the amount thereof to the other amounts secured hereby.

                  (e) Prior to the occurrence of an Event of Default, Guarantors shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.


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

                  (f) Guarantors will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate, except to the extent currently attached to real estate as of the date hereof.

         5. SPECIAL AGREEMENTS WITH RESPECT TO INTANGIBLE AND CERTAIN TANGIBLE COLLATERAL. Guarantors additionally warrant and agree as follows:

                  (a) Prior to the occurrence of an Event of Default, Guarantors shall have the right to process and sell their inventory in the regular course of business. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and subject to the security interest granted hereby. If at any time any of Guarantors' inventory is represented by any document of title, such document of title will be delivered promptly to Lender and subject to the security interest granted hereby.

                  (b) By the execution of this Agreement, Lender shall not be obligated to do or perform any of the acts or things provided in any contracts covered hereby that are to be done or performed by Guarantors, but upon the occurrence and during the continuance of an Event of Default, Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Guarantors, and if Lender incurs any liability or expenses by reason thereof, the same shall be payable by Guarantors upon demand and shall also be secured by this Agreement.

                  (c) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to notify the account debtors obligated on any or all of Guarantors' accounts to make payment thereof directly to Lender, and to take control of all proceeds of any such accounts. Until such time as Lender elects to exercise such right by notice to Guarantors, Guarantors are authorized, as agents of the Lender, to collect and enforce said accounts.

         6. PROTECTION OF COLLATERAL. Except for Permitted Liens, Guarantors will not permit any liens or security interests other than those created by this Agreement to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

         7. INSPECTION AND VERIFICATION OF COLLATERAL. Lender shall have the right, at any time, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Guarantors, or the Collateral (which, in the absence of a Default or an Event of Default, shall be during normal business hours), all of which will be made available upon prior written request. Such auditors, accountants or other representatives of Lender will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Lender deems reasonably necessary or proper. Any reasonable expenses incurred by Lender in making


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

such examination, inspection, verification or audit shall be paid by Guarantors promptly on demand and shall be secured by the security interest granted hereby, provided that if no Event of Default has occurred or is continuing, Guarantors' obligation to pay such expenses shall be limited to two inspections per calendar year.

         8. DEFAULT AND REMEDIES. Upon the occurrence of an Event of Default, Lender may proceed to exercise any and all rights and remedies provided by the New York Uniform Commercial Code or other applicable law, as well as all other rights and remedies possessed by Lender, all of which shall be cumulative. Upon the occurrence of an Event of Default, and upon demand by Lender, Guarantors shall assemble the Collateral and make it available to Lender at a place reasonably convenient to Lender and Guarantors. Any notice of sale, lease or other intended disposition of the Collateral by Lender sent to Guarantors at the address set forth in the Loan Agreement, or at such other address of Guarantors as may be shown on Lender's records, at least ten (10) days prior to such action, shall constitute reasonable notice to Guarantors.

         Lender may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

         9. POWER OF ATTORNEY. Guarantors hereby constitute the Lender or its designee, as Guarantors' attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Guarantors' name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into either their or the Lender's possession; to sign the name of Guarantors on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Guarantors to such address as the Lender may designate; to execute any of the documents referred to in subsection 3(d) hereof in order to perfect and/or maintain the security interests and liens granted herein by Guarantors to the Lender; and to do all other acts and things necessary to carry out this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until all of the indebtedness and other obligations secured hereby have been fully paid or performed.

         10. NOTICES. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be given as provided in the Loan Agreement.

         11. SEVERABILITY. If any provision(s) of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.


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

         12. BINDING EFFECT. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Guarantors' heirs, representatives, successors and assigns. Guarantors' obligations hereunder shall be joint and several.

         13. TERMINATION STATEMENT. Guarantors agree that, notwithstanding the payment in full of all indebtedness secured hereby and whether or not there is any outstanding obligation of Lender to make future advances, Lender shall not be required to send Guarantors a termination statement with respect to any financing statement filed to perfect Lender's security interest(s) in any of the Collateral, unless and until Guarantors shall have made written demand therefor. Upon receipt of proper written demand, Lender may at its option, in lieu of sending a termination statement to Guarantors, cause said termination statement to be filed with the appropriate filing officer(s).

         14. GOVERNING LAW. This Agreement shall be construed and enforced under the law of the State of Tennessee.

         15. GENERAL CONSTRUCTION. All terms used but not otherwise defined herein that are defined or used in Article 9 of the New York Uniform Commercial Code shall have the respective meanings assigned to them in such Article. As used in this Agreement, the masculine, feminine and neuter genders and the plural and singular numbers shall be deemed to include the others in all cases in which they would so apply. "Includes" and "including" are not limiting, and shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same. The word "or" is not intended and shall not be construed to be exclusive.

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers or other representatives, as of the date first above written.

                                   GUARANTORS:

                                   GUIDELINE RESEARCH CORP.


                                   By: /s/ Peter Stone
                                       --------------------------
                                           Title: Vice President
                                                  ---------------


                                   TABLINE DATA SERVICES, INC.


                                   By: /s/ Peter Stone
                                       --------------------------
                                           Title: Vice President
                                                  ---------------


                                   GUIDELINE/CHICAGO, INC.


                                   By: /s/ Peter Stone
                                       --------------------------
                                           Title: Vice President
                                                  ---------------


                                   ADVANCED ANALYTICS, INC.


                                   By: /s/ Peter Stone
                                       --------------------------
                                           Title: Vice President
                                                  ---------------


                                   GUIDELINE CONSULTING CORP.


                                   By: /s/ Peter Stone
                                       --------------------------
                                           Title: Vice President
                                                  ---------------


                                   TTECH ACQUISITION CORP.

                                   By: /s/ Peter Stone
                                       --------------------------
                                           Title: Vice President
                                                  ---------------


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

                                   LENDER:

                                   PETRA MEZZANINE FUND, L.P.

                                   By:  Petra Partners, LLC, its general partner

                                        By: /s/ Joseph D. O'Brien III
                                        ------------------------------
                                           Joseph D. O'Brien III,
                                           Managing Member


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

                                  SCHEDULE 3(A)

            [PLACES OF BUSINESS; LOCATIONS OF COLLATERAL AND RECORDS]


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